BABSON ENTERPRISE FUND, INC.

                          Supplement dated June 10, 2002
                                       to
                        Prospectus dated October 31, 2001

Babson Enterprise Fund (page 2)

The Babson Enterprise Fund invests at least 80% of its net assets in common stocks of small, faster-growing companies (referred to as micro-cap). The small companies primarily selected for the Fund will have market capitalization (share price multiplied by outstanding shares) at time of purchase that is below the dollar-weighted median market capitalization of companies in the Russell 2000 index. The sub-adviser presently expects to limit this amount between $15 million and $500 million in market capitalization at time of purchase.

The Fund selects companies whose stocks are selling at prices it believes are reasonable in relation to the company's fundamental financial characteristics and business prospects. The primary valuation ratios used are:

        o price relative to earnings
        o price  relative to sales
        o price relative to assets as measured by book value
        o price relative to cash flow